                                                                               .
                                                                               .
                                                                               .

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 96-3             COMT 98-1
Deal Size                                                                                             $500MM                $591MM
Expected Maturity(Class A):                                                                        1/15/2004             4/15/2008
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       1.76%                 6.02%
                                 SVC Fees                                                              1.50%                 1.50%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                   10.43%                 6.16%
                                                                             Jan-03                   10.14%                 5.41%
                                                                             Dec-02                   11.40%                 6.98%
3-Mo Avg Excess Spread                                                                                10.66%                 6.18%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 98-4             COMT 99-1
Deal Size                                                                                             $750MM                $625MM
Expected Maturity(Class A):                                                                       11/15/2003            05/15/2004
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       4.89%                 2.31%
                                 SVC Fees                                                              1.50%                 1.50%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    7.29%                 9.87%
                                                                             Jan-03                    6.49%                 9.74%
                                                                             Dec-02                    8.07%                10.94%
3-Mo Avg Excess Spread                                                                                 7.28%                10.18%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 99-3             COMT 00-2*
Deal Size                                                                                             $500MM                $750MM
Expected Maturity(Class A):                                                                          7/17/06            06/15/2005
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       2.48%                 7.26%
                                 SVC Fees                                                              1.50%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    9.70%                 4.42%
                                                                             Jan-03                    9.58%                 3.70%
                                                                             Dec-02                   10.77%                 5.25%
3-Mo Avg Excess Spread                                                                                10.01%                 4.46%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 00-3             COMT 00-4
Deal Size                                                                                            $1000MM               $1200MM
Expected Maturity(Class A):                                                                       08/15/2007            10/17/2005
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       2.51%                 5.82%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    9.18%                 5.86%
                                                                             Jan-03                    9.07%                 5.06%
                                                                             Dec-02                   10.25%                 6.65%
3-Mo Avg Excess Spread                                                                                 9.50%                 5.85%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 00-5             COMT 01-1
Deal Size                                                                                            $1250MM               $1200MM
Expected Maturity(Class A):                                                                       10/15/2003               2/15/08
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       5.73%                 1.88%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    5.95%                 9.80%
                                                                             Jan-03                    5.15%                 9.51%
                                                                             Dec-02                    6.74%                10.78%
3-Mo Avg Excess Spread                                                                                 5.95%                10.03%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 01-2             COMT 01-3
Deal Size                                                                                            $1200MM                $750MM
Expected Maturity(Class A):                                                                          3/15/06               5/15/06
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       4.87%                 4.90%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    6.81%                 6.78%
                                                                             Jan-03                    5.99%                 5.98%
                                                                             Dec-02                    7.59%                 7.57%
3-Mo Avg Excess Spread                                                                                 6.80%                 6.78%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 01-4             COMT 01-5
Deal Size                                                                                            $1000MM               $1000MM
Expected Maturity(Class A):                                                                          6/15/04               8/15/06
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       1.86%                 4.77%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    9.83%                 6.91%
                                                                             Jan-03                    9.56%                 6.11%
                                                                             Dec-02                   10.87%                 6.11%
3-Mo Avg Excess Spread                                                                                10.08%                 6.38%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 01-6             COMT 01-7
Deal Size                                                                                            $1300MM               $1000MM
Expected Maturity(Class A):                                                                          8/15/08              10/15/04
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       2.30%                 3.55%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    9.38%                 8.13%
                                                                             Jan-03                    9.23%                 7.33%
                                                                             Dec-02                   10.43%                 8.92%
3-Mo Avg Excess Spread                                                                                 9.68%                 8.13%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 01-8             COMT 02-1
Deal Size                                                                                            $1000MM                $985MM
Expected Maturity(Class A):                                                                         10/16/06               1/15/09
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       4.20%                 1.91%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    7.48%                 9.77%
                                                                             Jan-03                    6.68%                 9.49%
                                                                             Dec-02                    8.27%                10.75%
3-Mo Avg Excess Spread                                                                                 7.48%                10.00%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 02-2             COMT 02-3
Deal Size                                                                                             $620MM               $1350MM
Expected Maturity(Class A):                                                                          3/15/07               4/15/05
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%                18.72%
LESS:                            (Wt Avg) Coupon                                                       1.84%                 2.12%
                                 SVC Fees                                                              2.00%                 2.00%
                                 Net Charge-Offs                                                       5.03%                 5.03%

Excess Spread:                                                               Feb-03                    9.84%                 9.57%
                                                                             Jan-03                    9.55%                 9.38%
                                                                             Dec-02                   10.82%                10.60%
3-Mo Avg Excess Spread                                                                                10.07%                 9.85%
-----------------------------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%                 1.63%
                                 60 to 89 days                                                         1.19%                 1.19%
                                 90+ days                                                              2.66%                 2.66%
Gross Monthly Payment Rate                                                                            16.37%                16.37%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 CAPITAL ONE MASTER TRUST
                                 Trust Excess Spread Analysis
                                 February-03
Card Trust                                                                                         COMT 02-4
Deal Size                                                                                             $750MM
Expected Maturity(Class A):                                                                          5/15/07
-------------------------------------------------------------------------------------------------------------
Portfolio Yield                                                                                       18.72%
LESS:                            (Wt Avg) Coupon                                                       4.47%
                                 SVC Fees                                                              2.00%
                                 Net Charge-Offs                                                       5.03%

Excess Spread:                                                               Feb-03                    7.21%
                                                                             Jan-03                    6.40%
                                                                             Dec-02                    8.00%
3-Mo Avg Excess Spread                                                                                 7.20%
-------------------------------------------------------------------------------------------------------------

Delinquents:                     30 to 59 days                                                         1.63%
                                 60 to 89 days                                                         1.19%
                                 90+ days                                                              2.66%
Gross Monthly Payment Rate                                                                            16.37%
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL ONE MASTER TRUST

(*) The early amortization excess spread calculation is 4.46%, which should be compared with the trigger of 0%. The Note Reserve account excess spread calculation is 4.53%, which should be compared with the trigger of 4.5%. The two excess spread calculations are different because of different day-count conventions, as specified in the governing transaction documents.

(**) This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the Capital One web site:
http://www.capitalone.com/about/invest/financials/abs.shtml

* Represents Non-US Denominated Transactions.